T. Rowe Price Institutional Concentrated International Equity Fund

Supplement to Prospectus Dated March 1, 2014

On November 1, 2014, the T. Rowe Price Institutional Concentrated International Equity Fund will change its name to the T. Rowe Price Institutional International Concentrated Equity Fund. Effective November 1, 2014, all references in the prospectus to the Institutional Concentrated International Equity Fund are hereby replaced by reference to the Institutional International Concentrated Equity Fund.

The date of this supplement is October 16, 2014.

C100-041 10/16/14